UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DOLLAR TREE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

DOLLAR TREE, INC.

2022 Annual Meeting
Vote by June 29, 2022
11:59 PM ET



DOLLAR TREE, INC.
500 VOLVO PKWY
CHESAPEAKE, VIRGINIA 23320

D84741-P71853

You invested in DOLLAR TREE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 30, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 16, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote prior to the meeting, visit
www.ProxyVote.com

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually during the Meeting*

June 30, 2022
11:00 a.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/DLTR2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Thomas W. Dickson	For
1b. Richard W. Dreiling	For
1c. Cheryl W. Grisé	For
1d. Daniel J. Heinrich	For
1e. Paul C. Hilal	For
1f. Edward J. Kelly, III	For
1g. Mary A. Laschinger	For
1h. Jeffrey G. Naylor	For
1i. Winnie Y. Park	For
1j. Bertram L. Scott	For
1k. Stephanie P. Stahl	For
1l. Michael A. Witynski	For
2. To approve, by a non-binding advisory vote, the compensation of the Company's named executive officers.	For
3. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year 2022.	For
4. To approve the amendment to the Company's Articles of Incorporation.	For
5. A shareholder proposal requesting that the Board issue a report on climate transition planning.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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D84742-P71853